Jack-up rigs, net (Tables)	12 Months Ended
Dec. 31, 2022
Jack Up Rigs [Abstract]
Schedule of jack-up rigs
Set forth below is the carrying value of our jack-up rigs:

	As of December 31,
(In $ millions)	2022	2021
Opening balance as of January 1,	2,730.8	2,824.6
Additions	100.2	23.8
Depreciation	(114.9)	(117.6)
Disposals	(119.7)	—
Impairment	(7.3)	—
Ending balance as of December 31,	2,589.1	2,730.8

Details of impairment loss on jack-up rigs
The Company recognized impairment losses for the years ended December 31, 2022, 2021 and 2020, as follows:

	For the Years Ended December 31,
(In $ millions)	2022	2021	2020
Gyme (1)	7.3	—	—
Atla (2)	—	—	30.9
Balder (2	—	—	27.8
MSS1 (3)	—	—	18.4
Total	7.3	—	77.1
(1) During the year ended December 31, 2022, we recognized an impairment loss of $7.3 million for the jack-up rig "Gyme" as the rig was written down to its expected sales value.

(2) During the year ended December 31, 2020, as a result of the coronavirus global pandemic, an indicator of impairment was identified due to the negative impact on the macro-economic environment, which lead to a fall in global oil demand. As such, management performed a fleet wide recoverability assessment which indicated that our estimated undiscounted cash flows for jack-up rigs "Atla" and "Balder" were insufficient to recover the carrying value of the cold stacked rigs. As such, during the year ended December 31, 2020, the Company recognized an impairment loss of $30.9 million relating to "Atla" and $27.0 million relating to "Balder". In addition, a further impairment loss of $0.8 million was recognized for "Balder" when the rig was classified as held for sale, as the estimated net sale price was below its carrying value.
(3) During the year ended December 31, 2020, we recognized an impairment loss of $18.4 million for the semi-submersible "MSS1" as the rig was written down to its expected sales value.